                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT

                     Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported):  April 23, 1999


                       COCA-COLA ENTERPRISES INC.

         (Exact name of registrant as specified in its charter)



      Delaware                  01-09300                 58-0503352
     (State of            (Commission File No.)        (IRS Employer
    Incorporation)                                    Identification No.)




               2500 Windy Ridge Parkway, Atlanta, Georgia 30339

         (Address of principal executive offices, including zip code)

                                (770) 989-3000
               (Registrant's telephone number, including area code)















                                     Page 1 of 6 pages
                                     Exhibit Index Page 4

Item 5.   Other Events
------    ------------
          On April 23, 1999, Coca-Cola Enterprises Inc. issued a press release announcing that effective immediately John R. Alm and Norman
          P. Findley have been named principal operating officers, Lowry F. Kline has been elected chief administrative officer, and Patrick J. Mannelly has been named chief financial officer.
          John R. Parker, Jr. has been elected corporate vice president and will assume the role of general counsel in July 1999.


Item 7.   Financial Statements and Exhibits
------    ---------------------------------

         (c) Exhibits.

             99   Press Release of Coca-Cola Enterprises Inc. issued
                  April 23, 1999.
































                                       Page 2 of 6 pages


          ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

                                SIGNATURE
                                ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         COCA-COLA ENTERPRISES INC.
                         (Registrant)


                               S/ LOWRY F. KLINE
Date:  April 26, 1999      By:__________________________________
                              Lowry F. Kline
                               Executive Vice President and
                               Chief Administrative Officer






























                                      Page 3 of 6 pages


                  COCA-COLA ENTERPRISES INC.

                     EXHIBIT INDEX
                     -------------

Exhibit No.                                                      Page
-----------                                                     -----

    99       Press release of Coca-Cola Enterprises Inc.         5
             issued April 23, 1999.








































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